Oppenheimer Limited Term Municipal Fund
Oppenheimer Limited-Term Government Fund
Rochester Intermediate Term Municipal Fund

Prospectus Supplement dated February 1, 2012

This supplement amends the Prospectus of each of the above referenced funds (each a "Fund") and is in addition to any other supplement(s):

Effective April 1, 2012, the following changes are made to each Fund’s Prospectus:

1.	The Maximum Sales Charge for Class A shares shown in the Shareholder Fees table under the section titled “Fees and Expenses of the Fund” is revised as follows:

Shareholder Fees (fees paid directly from your investment)	Class A
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	2.25%

2.

The table that shows the front-end sales charges that you may pay if you buy Class A shares of a Fund under the section “More About Your Account – Choosing a Share Class – About Class A Shares” is revised as follows:

Amount of Purchase	Front-End Sales Charge As a Percentage of Offering Price	Front-End Sales Charge As a Percentage of Net Amount Invested	Concession As a Percentage of Offering Price
Less than $100,000	2.25%	2.30%	2.00%
$100,000 or more but less than $250,000	1.75%	1.78%	1.50%

February 1, 2012                                                                                                                                PS0000.066